UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by registrant [x]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive proxy statement
[X] Definitive additional materials
[   ] Soliciting material pursuant to 240.14a-12

Benihana Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than registrant)

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BENIHANA INC.
8685 Northwest 53rd Terrace
Miami, Florida 33166

NOTICE OF AMENDMENT TO PROXY STATEMENT

To the Stockholders of Benihana Inc.:

In response to feedback received by Benihana Inc. (the Company) from investors, the Board of Directors has revised its proposed 2007 Equity Incentive Plan (the 2007 Plan) to reduce the number of shares of Class A Stock with respect to which awards may be granted under the 2007 Plan and the total number of shares of stock available for grant upon exercise of incentive stock options issued under the Plan. These changes do not detract from the 2007 Plan’s key objectives: to attract and retain employees and to provide the Compensation and Stock Option Committee with more flexibility in establishing appropriate compensation packages for employees with alternative forms of equity grants, including grants which can be made subject to performance based vesting.

Proposal No. 2 continues to seek stockholder approval to adopt the 2007 Plan, which is now revised to provide that (i) the number of shares of Class A Stock with respect to which awards may be granted under the 2007 Plan shall be 750,000 (not 1,500,000, as the Company initially proposed) and (ii) the maximum number of shares of Class A Stock which may be issued upon the exercise of incentive stock options shall be 550,000 (not 1,000,000, as the Company initially proposed). Except as expressly described above, the 2007 Plan is unchanged in all respects.

These changes are the only changes to the matters to be voted on at the Annual Meeting from the original proxy statement mailed to stockholders on or about October 2, 2007.

The enclosed form of proxy or forms of proxy (if you own shares of both Common Stock and Class A Stock, you will receive two proxies) are the same as the forms of proxy which accompanied the Company’s original proxy statement.

If you previously returned a form of proxy and you do not wish to change your vote, you do not need to return the enclosed proxy, and your shares will be counted to determine if a quorum is present and voted in accordance with your instructions on the initial form of proxy you submitted.

If you have not already signed and returned a form of proxy or if you wish to change the instructions you provided in a previously submitted form of proxy, kindly complete, date and sign the enclosed forms of proxy with respect to all shares of Common Stock and Class A Common Stock (or Class A Stock) which you may own and mail them promptly in the enclosed return envelope to assure that your shares of Common Stock and Class A Stock are represented.  Your return of a properly signed replacement form of proxy will supersede any form of proxy you previously submitted.

If you have any questions or need assistance in voting your shares, please call MacKenzie Partners, Inc. toll-free at (800) 322-2885. Your attention to this matter is appreciated.

Dated: October 22, 2007

By Order of the Board of Directors
Darwin C. Dornbush
Secretary

BENIHANA INC.
8685 Northwest 53rd Terrace
Miami, Florida 33166

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 2, 2007

Amended Proxy Statement Disclosure

The Company’s proposal to approve the 2007 Plan can be found under Proposal No. 2 beginning on page 24 of the proxy statement. The first amendment to Proposal No. 2 amends the disclosure in the second sentence of the third complete paragraph on page 24 of the proxy statement.  The amended paragraph is set forth in its entirety below. Deleted text is shown as crossed through and new text is shown below in bold and underlined.

In order to provide the most flexibility in determining the types of Awards that will be available for grant, we have determined that all future Awards should be granted under the 2007 Plan. Accordingly if the stockholders approve the adoption of the 2007 Plan, the number of shares of Class A Stock (each, a Share) available for association with Awards under the 2007 Plan shall be ~~1,500,000~~750,000 and we will no longer be authorized to grant options under our 2003 Directors’ Stock Option Plan, our 2000 Employees Class A Stock Option Plan, our 1997 Employees Class A Stock Option Plan, and our Amended and Restated Directors’ Stock Option Plan (together, the Prior Option Plans). As of September 18, 2007, there were 1,625,931 Shares underlying options which remained available for grant under our Prior Option Plans. All outstanding options issued under such Prior Options Plans will not be affected and will continue to be outstanding in accordance with their terms and the terms of the Prior Option Plan pursuant to which they were issued.

The second amendment to Proposal No. 2 amends the disclosure in the first sentence of the first complete paragraph on page 25 of the proxy statement.  The amended sentence is set forth in its entirety below. Deleted text is shown as crossed through and new text is shown below in bold and underlined.

If the 2007 is approved by our stockholders, the number of shares with respect to which Awards may be granted under the 2007 Plan is ~~1,500,000~~750,000 Shares.

The changes set forth above are the only changes to the proposals, as disclosed in the original proxy statement, to be voted on at the Annual Meeting. Otherwise, the original proxy statement for the Annual Meeting remains unchanged.

The affirmative vote of a majority of the votes present at the Annual Meeting, in person or by proxy, and voting on such matter is required for approval of Proposal No. 2.

Amended 2007 Equity Incentive Plan

The 2007 Plan can be found in Appendix A beginning on page 32 of the proxy statement. The amendment of the 2007 Plan amends the first sentence of Section 3 of the 2007 Plan on page 32 of the original proxy statement. The amended sentence is set forth in its entirety below. Deleted text is shown below as crossed through and new text is shown below in bold and underlined.

Subject to the provisions of Section 12 hereof, the total number of shares of Class A Common Stock, par value $.10 per share, of the Company (each, a “Share”) which may be issued pursuant to Awards granted under the Plan is ~~1,500,000~~750,000, of which a maximum of ~~1,000,000~~550,000 may be issued upon the exercise of ISOs.

The term “ISOs” referred to in the amended sentence immediately above refers to “incentive stock options” as such term is defined in the 2007 Plan.  The changes set forth immediately above are the only changes to the original 2007 Plan to be voted on at the Annual Meeting. Otherwise, the 2007 Plan remains unchanged.

Proxy Material

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER, UPON WRITTEN REQUEST DIRECTED TO JUAN C. GARCIA, ASSISTANT SECRETARY, AT 8685 NORTHWEST 53RD TERRACE, MIAMI, FLORIDA 33166, A COPY OF THE COMPANY’S PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FOR THE FISCAL YEAR ENDED APRIL 1, 2007 AND THE AMENDED FORM OF THE 2007 EQUITY INCENTIVE PLAN. ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE ALSO AVAILABLE AT THE COMPANY’S WEBSITE (WWW.BENIHANA.COM).

THIS AMENDMENT DOES NOT PROVIDE ALL OF THE INFORMATION ABOUT THE COMPANY THAT IS IMPORTANT TO YOUR VOTE AT THE ANNUAL MEETING. THIS AMENDMENT SUPPLEMENTS AND AMENDS THE ORIGINAL PROXY STATEMENT AND IS INTENDED TO BE READ IN CONJUNCTION THEREWITH. PLEASE READ THIS AMENDMENT AND THE ORIGINAL PROXY STATEMENT CAREFULLY AND IN THEIR ENTIRETY.

Dated: October 22, 2007

By Order of the Board of Directors
Darwin C. Dornbush
Secretary

BENIHANA INC.

Class A Stock

Proxy - For the Annual Meeting of Stockholders – November 2, 2007.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Norman Becker, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Class A Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 2, 2007 at 10:30 a.m. at the Marriott Doral Golf Resort and Spa, 4400 NW 87th Avenue, Miami, Florida 33178, and any adjournment thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of the nominee of the Board of Directors, FOR the adoption of the 2007 Equity Incentive Plan, and FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

For each proposal, mark one box in blue or black ink as indicated: [ X ]

Election of Class III Director:
Joel A. Schwartz	FOR the nominee listed at left	WITHHOLD AUTHORITY to vote for the nominee listed at left

	☐	☐

Adoption of the 2007 Equity Incentive Plan

FOR	AGAINST	ABSTAIN

☐	☐	☐

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please sign here exactly as your name(s) appear(s) on this Proxy.

Date:                                              , 2007

_______________________________________________
(Signature)

_______________________________________________
(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.

BENIHANA INC.

Common Stock

Proxy - For the Annual Meeting of Stockholders – November 2, 2007.

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of BENIHANA INC., revoking any previous proxy for such stock, hereby appoints Joel A. Schwartz and Norman Becker, or any one of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of BENIHANA INC. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 2, 2007 at 10:30 a.m. at the Marriott Doral Golf Resort and Spa, 4400 NW 87th Avenue, Miami, Florida 33178, and any adjournments thereof on all matters coming before said meeting.

In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which the proxy is in accordance with the recommendation of the Board of Directors set forth on this card.

The Board of Directors Recommends a Vote FOR the election of the nominees of the Board of Directors, FOR the adoption of the 2007 Equity Incentive Plan, and FOR ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

For each proposal, mark one box in blue or black ink as indicated: [ X ]

Election of Class III Directors:
Lewis Jaffe, and Richard C. Stockinger	FOR each of the nominees listed at left (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for the nominees listed at left

	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

_______________________________________________

Adoption of the 2007 Equity Incentive Plan

FOR	AGAINST	ABSTAIN

☐	☐	☐

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please sign here exactly as your name(s) appear(s) on this Proxy.

Date:                                              , 2007

_______________________________________________
(Signature)

_______________________________________________
(Signature)

This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is partnership, please sign in partnership name by authorized person.